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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------

                                  FORM 8-K/A
                              (Amendment No. 1)


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 31, 1997


                           The John Nuveen Company
            ------------------------------------------------------
           ( Exact name of registrant as specified in its charter)


        Delaware                 1-11123               36-3817266
       ----------               ---------              ----------
    (State or other            (Commission            (IRS Employer
     jurisdiction of            File Number)          Identification
     incorporation)                                       Number)


                   333 West Wacker Drive, Chicago, IL 60606
                 --------------------------------------------
                   (Address of principal executive offices)



                                (312) 917-7700
                   ----------------------------------------
             (Registrant's telephone number, including area code)

                       This document contains 4 pages.





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Item 2.   OTHER  EVENTS.

           As reported in a current report on a Form 8-K on August 31, 1997 and filed on September 3, 1997, The John Nuveen Company ("JNC") completed its purchase of all of the outstanding shares of capital stock of Rittenhouse Financial Services, Inc. ("Rittenhouse")


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

      a)   Financial Statements of Business Acquired.

             i)   Rittenhouse Financial Services, Inc. -
                  Financial Statements as of December 31, 1996 and 1995 with accompanying auditors report thereon.

             ii)  Rittenhouse Financial Services, Inc. -
                  Unaudited Financial Statements for the period ended August 31, 1997.

      b)   Pro Forma Financial Information

             i)   The John Nuveen Company  - Unaudited Pro Forma
                  Consolidated Statement of Income for the Year Ended December 31, 1996.

             ii)  The John Nuveen Company - Unaudited Pro Forma
                  Consolidated Statement of Income for the Nine Months Ended September 30, 1997.

      c)   Exhibits.

           The following exhibits are filed with this reports:


      Exhibit No.  Description

      99.2         Financial Statements of Rittenhouse Financial Services,
                   Inc.

      99.3         Pro Forma Financial Information of the Registrant.



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                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             THE JOHN NUVEEN COMPANY



                                             BY: /s/  John P. Amboian
                                                   John P. Amboian
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated:  November 13, 1997


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                                 EXHIBIT INDEX



Exhibit No.        Description

99.2               Financial Statements of Rittenhouse Financial Services,
                   Inc.

99.3               Pro Forma Financial Information of the Registrant.